UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 1, 2007, SYNNEX Canada Limited (“SYNNEX Canada”), a Canadian subsidiary of SYNNEX Corporation (“SYNNEX”), acquired substantially all of the assets of the Redmond Group of Companies (“RGC”), including AVS Technologies, an independent distributor of consumer electronics, pursuant to an Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited, as amended by that certain Amending Agreement, dated as of April 30, 2007. Total consideration for the purchased assets, net of assumed debt, was approximately $29.3 million in cash. Of this amount, approximately $3.1 million is payable after 180 days following the closing date and confirmation of net tangible assets. The acquisition agreement allows for an additional $0.4 million to be paid if certain milestones are met in the first 13 months following the closing date.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SYNNEX will file the required financial statements as soon as practicable.

(b) Proforma Financial Information.

The proforma financial information required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SYNNEX will file the required proforma financial information as soon as practicable.

(d) Exhibits

Exhibit No.	Description
2.1	Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

The following exhibits and schedules to the Acquisition Agreement have been omitted. SYNNEX will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	-	Escrow Agreement
	Exhibit B	-	Form of Retention Agreement
	Exhibit C	-	Andy Redmond Consulting Agreement
	Exhibit D	-	Legal Opinion of Counsel to the Vendors
	Exhibit E	-	Guarantee
	Schedule 1.1(y)	-	Draft Financial Statements and Financial Statements
	Schedule 1.1(pp)	-	Permitted Encumbrances
	Schedule 2.1(b)	-	Fixed Assets
	Schedule 2.1(g)	-	Contracts
	Schedule 2.2(e)	-	Factory Direct Agreements
	Schedule 2.2(i)	-	Excluded Assets
	Schedule 3.4	-	Estimated Statement of Net Tangible Assets
	Schedule 3.8	-	Allocation of Purchase Price
	Schedule 5.1	-	Jurisdictions in which Business is Located
	Schedule 5.5	-	Location of Assets
	Schedule 5.8	-	Leases of Real Property
	Schedule 5.9	-	Intellectual Property
	Schedule 5.10	-	Material Contracts
	Schedule 5.12	-	Licenses and Permits
	Schedule 5.13A	-	Regulatory Consents and Approvals

2

	Schedule 5.13B	-	Contractual Consents and Approvals
	Schedule 5.16	-	Changes
	Schedule 5.17	-	Legal and Regulatory Proceedings
	Schedule 5.20	-	Related Party Transactions
	Schedule 5.22	-	Employee Plans
	Schedule 5.25	-	Major Customers
	Schedule 5.26	-	Product Warranties

2.2	Amending Agreement, dated April 30, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2007

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
General Counsel and Corporate Secretary

4

EXHIBIT INDEX

Exhibit No.	Description
2.1	Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

The following exhibits and schedules to the Acquisition Agreement have been omitted. SYNNEX will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	-	Escrow Agreement
	Exhibit B	-	Form of Retention Agreement
	Exhibit C	-	Andy Redmond Consulting Agreement
	Exhibit D	-	Legal Opinion of Counsel to the Vendors
	Exhibit E	-	Guarantee
	Schedule 1.1(y)	-	Draft Financial Statements and Financial Statements
	Schedule 1.1(pp)	-	Permitted Encumbrances
	Schedule 2.1(b)	-	Fixed Assets
	Schedule 2.1(g)	-	Contracts
	Schedule 2.2(e)	-	Factory Direct Agreements
	Schedule 2.2(i)	-	Excluded Assets
	Schedule 3.4	-	Estimated Statement of Net Tangible Assets
	Schedule 3.8	-	Allocation of Purchase Price
	Schedule 5.1	-	Jurisdictions in which Business is Located
	Schedule 5.5	-	Location of Assets
	Schedule 5.8	-	Leases of Real Property
	Schedule 5.9	-	Intellectual Property
	Schedule 5.10	-	Material Contracts
	Schedule 5.12	-	Licenses and Permits
	Schedule 5.13A	-	Regulatory Consents and Approvals
	Schedule 5.13B	-	Contractual Consents and Approvals
	Schedule 5.16	-	Changes
	Schedule 5.17	-	Legal and Regulatory Proceedings
	Schedule 5.20	-	Related Party Transactions
	Schedule 5.22	-	Employee Plans
	Schedule 5.25	-	Major Customers
	Schedule 5.26	-	Product Warranties

2.2	Amending Agreement, dated April 30, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

5